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                                                                          10.9.5

DATED                                 July                                  1994
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(1) HORIZON EXPLORATION LIMITED





(2) SIMON-HORIZON LIMITED




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                     D E E D    O F    A S S I G N M E N T

                                       of
                                   Insurances

                 Relating to Goods used in connection with the
                             M.V. "SIMON LABRADOR"

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SIMMONS & SIMMONS
14 Dominion Street
London ECZM 2RJ
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T H I S   D E E D   O F   A S S I G N M E N T   is made the 15th day of July,
1994

BETWEEN:

(1) HORIZON EXPLORATION LIMITED, a company incorporated in England and Wales with registration number 2804983 (the "Assignor"); and

(2) SIMON-HORIZON LIMITED, a company incorporated in England and Wales with registration number 467924 (the "Assignee")

WHEREAS:

(A) The Assignor has by a charterparty (the "Charter") by way of sub-demise dated the date hereof agreed to sub-charter the m.v. Simon Labrador (the "Vessel") from the Assignee and by a Master Lease Agreement and two Lease Contracts (together, the "Leases") all of even date herewith has further agreed to sub-lease certain equipment from the Assignee to be used in connection with the Vessel.

(B) It is a condition precedent to the obligations of the Assignee to deliver to the Assignor the Vessel and the Goods pursuant to the terms of the Charter and the Leases respectively that (inter alia) the Assignor execute this Assignment and thereby secure all of its obligations to the Assignee under or pursuant to the Charter and the Leases

NOW THIS ASSIGNMENT WITNESSES:

1.       Interpretation

(A) Terms used herein and in the recitals hereto and not otherwise defined shall have the meanings given to them in the Charter and/or the Leases.

(B)      In this Assignment:

         (a) "Approved Brokers" means such insurance brokers as the assignee may have approved in writing;

         (b) "Insurers" means the underwriters or insurance companies with whom any of the Insurances are effected and (to the extent, if any, applicable) the managers of any protection and indemnity or war risks association in which the Vessel may at any time be entered if cover in respect of the Goods is provided thereby;

         (c) "Insurances" means all policies and contracts of insurance and (to the extent, if any, applicable) all entries in a protection and indemnity or war risks





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                 association which are now or may hereafter be taken out or effected in respect of the Goods, earnings or profits therefrom or otherwise howsoever and all the benefits thereof, including all claims whatsoever and returns of premiums;

         (d) any reference to a total loss shall be read to include a reference to an actual total or constructive total or an agreed, arranged or compromised total loss.

2.       Representations

The Assignor represents that:

(A) it has power to enter into and perform this Assignment and has taken all necessary corporate or other action required to authorise the execution and delivery of this Assignment and its performance according to its terms;

(B) it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Assignment (i) that it be filed, except for registration with the registrar of Companies in England and Vales, in the United Kingdom or in any country where the Assignor carries on business or (ii) that it be stamped with any stamp or similar transaction tax in any such country;

(C) all consents, licenses, approvals or authorisations of or declarations to or registrations with governmental authorities or agencies or courts required to make this Assignment legal, valid, enforceable or admissible in evidence and to enable it lawfully to enter into and perform its obligations hereunder have been obtained or made and are in full force and effect;

(D) the execution and delivery of this Assignment and its performance according to its terms will not violate (i) the Memorandum and Articles of Association of the Assignor, (ii) any applicable law or regulation or order or decree of any governmental authority or agency, or (iii) any mortgage, deed or agreement which is binding upon the Assignor or any of its assets; and

(E) it has not heretofore assigned, charged or pledged all or any part of the Insurances.

3.       Title to Insurances

The Assignor:

(A) as beneficial owner assigns all its right, title and interest in and to the Insurances to the Assignee provided that on discharge by the Assignor of all of its obligations under the





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         Charter and Leases, provided the Assignor is under no further actual or contingent liability under the Agreement or any other of the HEL Documents (as such phrase is defined in and for the purposes of the Agreement), the Assignee will at the request and cost of the Assignor without recourse or warranty as to the subject-matter of such assignment re-assign the Insurances to the Assignor or whomsoever may be entitled thereto;

(B) shall forthwith on the execution hereof give notice of the aforesaid assignment to the Insurers (or will procure that the Approved Brokers do so) substantially in the following form:

                              NOTICE OF ASSIGNMENT

SIMON-HORIZON LIMITED (the "Assignee") and HORIZON EXPLORATION LIMITED (the "Assignor") HEREBY GIVE NOTICE that by a first assignment dated 15th July 1994 the Assignor assigned to the Assignee all of its right, title and interest in and to the benefit of all insurances now or hereafter taken out in respect of the [Goods] the subject of the insurances [constituted by the policy] [evidenced by the certificate of entry] whereon this notice is endorsed.

Dated [  ] [July] 1994


For and on behalf of                       For and on behalf of
The Assignor                                       The Assignee





(C) shall forthwith upon the coming into effect of any of the Insurances after the date hereof, give (or procure that the Approved Brokers, if any, give) to the Insurers notice of the aforesaid assignment in the form specified in sub-clause (B) of this Clause;

(D) shall execute all such documents and do all such things as may be necessary to create in the Assignee a legal title to each of the Insurances and will, in particular but without limitation, (i) notify the Approved Brokers and the Insurers of the interest of the Assignee in each of the Insurances, and (ii) secure that each of the Insurances contains a Loss Payable and Notice of Cancellation Clause substantially in the following form (or otherwise as may reasonably be agreed between the Owner, the Assignee and the Assignor):





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                          "LOSS PAYABLE AND NOTICE OF
                              CANCELLATION CLAUSE

By an assignment dated [ ] July, 1994 the Assignor has assigned to Simon-Horizon Limited (the "Assignee") this policy and all benefits thereof including all claims of whatsoever nature thereunder.

(A)      Until the Assignee notifies the underwriters to the contrary:

         - all claims hereunder whatsoever shall be paid to the Assignee without any deduction or deductions whatsoever unless the Assignee has given prior written instructions to the contrary.

(B)      The Assignee shall be advised:

         (1) immediately of any material changes which are proposed to be made in the terms of the insurances or if the underwriters cease to be underwriters for any purposes connected with the insurances;

         (2) not later than fourteen days prior to the expiry of any of the insurances if instructions have not been received for the renewal or further renewal thereof and, in the event of instructions being received to renew or further to renew, of the details thereof;

         (3) immediately of any instructions or notices received by underwriters with regard to the cancellation or invalidity of any of the insurances aforesaid."

(E) shall cause the Insurers (or, in the case of any of the Insurances which are effected through Approved Brokers, the Approved Brokers) and (to the extent, if any, applicable) the managers of any relevant protection and indemnity or war risks association (i) to hold to the order of the Assignee the originals of all policies, contracts, binders, insurance slips, cover notes and, where applicable, certificates of entry relating to the Goods and the benefits thereof and to deliver certified copies thereof to the Assignee on request, and (ii) to agree to advise the Assignee promptly:

                 (a) if any underwriter, insurance company or protection and indemnity or war risks association cancels any of the Insurances;

                 (b) of any alteration to any of the Insurances or any default in the payment of any premium, call or contribution or any failure to renew any of the Insurances at least fourteen days before its expiry; and





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                 (c)      of any other act, omission or event of which they
                          have knowledge which would or might render invalid or unenforceable any of the Insurances in whole or in part;

(F) shall not hereafter assign, charge or pledge its right, title and interest in and to the Insurances in whole or in part without the Assignee's prior written consent;

(G) shall not without the prior written consent of the Assignee settle, compromise or abandon any claim under any of the Insurances.

4.       Application of Insurance Moneys

All monies payable under, pursuant to or in respect of the insurances shall be applied as provided pursuant to Clause 11 of the Master Lease.

5.       Law

This Assignment shall be governed by and construed in accordance with the laws of England.

IN WITNESS whereof the Assignor has caused this Deed to be executed as its Deed the day and year first before written.

SIGNED by                                  )
and by                                     )       /s/ Neil A.M. Campbell
and thereby executed by                    )       /s/ G.M. Harrison
HORIZON EXPLORATION LIMITED                )
as its Deed                                )



SIGNED by                                  )
for and on behalf of                       )       /s/ [illegible signature]
SIMON-HORIZON LIMITED                      )
in the presence of:                        )





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